EXHIBIT 99.2
BROADCOM CORPORATION
Unaudited GAAP Consolidated Statements of Income
(In thousands, except per share amounts)

	Three Months Ended
	March 31,	June 30,	September 30,
	2006	2006	2006
	(Restated)
	(In thousands, except per share data)
Net revenue	$900,647	$941,131	$902,586
Cost of revenue	434,209	457,374	450,164

Gross profit	466,438	483,757	452,422
Operating expense:
Research and development	251,694	280,024	272,565
Selling, general and administrative	112,899	121,982	125,281
Amortization of purchased intangible assets	1,083	605	329
In-process research and development	5,200	—	—

Income from operations	95,562	81,146	54,247
Interest income, net	23,738	28,194	31,826
Other income, net	1,771	1,448	299

Income before income taxes	121,071	110,788	86,372
Provision (benefit) for income taxes	3,373	4,702	(23,809)

Net income	$117,698	$106,086	$110,181

Net income per share (basic)	$0.22	$0.19	$0.20

Net income per share (diluted)	$0.20	$0.18	$0.19

Weighted average shares (basic)	538,968	547,790	547,927

Weighted average shares (diluted)	601,204	594,546	572,597

Listed below are the items included in net income that management excludes in computing the non-GAAP financial measures and described under “Discussion of Non-GAAP Financial Measures”:

(1)	Cost of revenue:
	Stock-based compensation	$6,286	$7,105	$5,742
	Amortization of purchased intangible assets	2,981	2,744	2,314
	Employer payroll tax expense on certain stock option exercises	600	158	26

		$9,867	$10,007	$8,082

(2)	Research and development expense:
	Stock-based compensation	$70,005	$86,420	$78,191
	Charge related to equity award practices	—	—	1,339
	Employer payroll tax expense on certain stock option exercises	5,721	1,698	365

		$75,726	$88,118	$79,895

(3)	Selling, general and administrative expense:
	Stock-based compensation	$31,695	$38,940	$37,595
	Charge related to equity award practices	—	—	260
	Employer payroll tax expense on certain stock option exercises	3,083	782	157

		$34,778	$39,722	$38,012

(4)	Amortization of purchased intangible assets	$1,083	$605	$329
	In-process research and development	5,200	—	—

		$6,283	$605	$329

(5)	Other income, net:
	Gains on strategic investments, net	$(700)	$—	$—
	Non-operating gains	(434)	(48)	—

		$(1,134)	$(48)	$—

(6)	Provision (benefit) for income taxes:
	Income tax benefits from adjustments to tax reserves of certain foreign subsidiaries	$(1,700)	$—	$(27,900)
	Income tax effects	(19,586)	(20,217)	(17,178)

		$(21,286)	$(20,217)	$(45,078)

BROADCOM CORPORATION
Unaudited Reconciliation of Non-GAAP Adjustments
(In thousands, except per share amounts)

	Three Months Ended
	March 31,	June 30,	September 30,
	2006	2006	2006
	(Restated)
	(In thousands, except per share data)
GAAP net income	$117,698	$106,086	$110,181
Non-GAAP Adjustments:
Stock-based compensation:
Cost of revenue	6,286	7,105	5,742
Research and development	70,005	86,420	78,191
Selling, general and administrative	31,695	38,940	37,595
Additional acquisition-related items:
Amortization of purchased intangible assets:
Cost of revenue	2,981	2,744	2,314
Other operating expense	1,083	605	329
In-process research and development	5,200	—	—
Employer payroll tax on certain stock option exercises:
Cost of revenue	600	158	26
Research and development	5,721	1,698	365
Selling, general and administrative	3,083	782	157
Charge related to equity award practices:
Research and development	—	—	1,339
Selling, general and administrative	—	—	260
Gains on strategic investments, net	(700)	—	—
Non-operating gains	(434)	(48)	—
Income tax benefits from adjustments to tax reserves of certain foreign subsidiaries	(1,700)	—	(27,900)
Income tax effects	(19,586)	(20,217)	(17,178)

Total of non-GAAP adjustments	104,234	118,187	81,240

Non-GAAP net income	$221,932	$224,273	$191,421

GAAP weighted average shares (diluted)	601,204	594,546	572,597
Non-GAAP adjustment	16,987	21,575	22,150

Non-GAAP weighted average shares (diluted)	618,191	616,121	594,747

GAAP net income per share (diluted)	$0.20	$0.18	$0.19
Non-GAAP adjustments detailed above	0.16	0.18	0.13

Non-GAAP net income per share (diluted)	$0.36	$0.36	$0.32